                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          Sunbelt Nursery Group, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

    (3) Filing Party:

    ---------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                      SUNBELT NURSERY GROUP, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               OCTOBER 17, 1996

To the Stockholders:

  The Annual Meeting of the Stockholders of Sunbelt Nursery Group, Inc. (the "Company") will be held at the offices of the Company at 500 Terminal Road, Fort Worth, Texas 76106, on October 17, 1996 at 1:00 p.m. local time for the following purposes:

     1. To elect five directors to serve until the 1997 Annual Meeting of Stockholders or until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

  By resolution of the Board of Directors, only stockholders of record as of the close of business on August 15, 1996 are entitled to notice of, and to vote at, the Annual Meeting. The transfer books will not be closed. The Company's Annual Report to Stockholders for the year ended January 31, 1996, including the Company's consolidated financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

                              By Order of the Board of Directors




                              /s/ RICHARD R. DWYER
                              ---------------------------
                              Richard R. Dwyer, President

Fort Worth, Texas
August 22, 1996

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          SUNBELT NURSERY GROUP, INC.
                               500 TERMINAL ROAD
                           FORT WORTH, TEXAS  76106
                                (817) 624-7253

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                               OCTOBER 17, 1996

                    SOLICITATION AND REVOCABILITY OF PROXY

  The accompanying Proxy is solicited by the Board of Directors of Sunbelt Nursery Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on October 17, 1996, or at any adjournment(s) thereof (the "Annual Meeting"). Giving the Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and to vote in person. A Proxy may be revoked at any time before it is exercised by notification in writing to the Secretary at the office of the Company prior to or at the Annual Meeting, by the attendance and voting by a stockholder at the Annual Meeting or by the execution and delivery to the Company of a proxy dated subsequent to a prior proxy.

  A Proxy in the accompanying form which is properly signed, dated, returned and not revoked will be voted in accordance with the instructions contained therein. Each stockholder has three choices on each matter to be voted upon at the Annual Meeting. For the election of directors, by checking the appropriate box on the proxy card a stockholder may: (i) vote FOR all of the director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or
(iii) vote FOR all director nominees as a group except those nominees identified on the appropriate line. Concerning the other items presented on the proxy card, by checking the appropriate box a stockholder may: (i) vote FOR the item;
(ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. Abstentions and broker non-votes will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists. Proxies including broker non-votes with respect to any matter brought to a vote will not be counted as shares voted on the particular matter as to which the broker non-vote is indicated. Therefore, broker non-votes will have no effect when determining whether the requisite vote has been obtained to pass a particular matter. However, proxies indicating "abstain" or "withhold authority" with respect to any matter brought to a vote will be counted as shares voted on the particular matter as to which the abstention or withhold authority is indicated and will have the effect of voting against the matter. A "broker non-vote" occurs if a broker or other party acting as a nominee for the beneficial owner of the Common Stock does not have discretionary authority and has not received instructions with respect to a particular matter.

  UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS (OR FOR ANY ONE OR MORE NOMINEES) IS WITHHELD, PROXIES WILL BE VOTED FOR THE SLATE OF FIVE DIRECTORS PROPOSED BY THE BOARD OF DIRECTORS. Discretionary authority is provided in the Proxy as to any matters not specifically referred to therein. Management is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, it is understood that the persons named in the Proxy will be fully authorized to vote thereon in accordance with his or their judgment and discretion. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the principal office of the Company, 500 Terminal Road, Fort Worth, Texas 76106 and at the Annual Meeting.

  The cost of soliciting Proxies has been, or will be, paid by the Company. In addition to the solicitation of Proxies by use of the mails, certain officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit Proxies personally and by telephone. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy solicitation material to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing. No outside proxy solicitation firm has been selected or employed with respect to the Annual Meeting as of the date of this Proxy Statement.

                       RECORD DATE AND VOTING SECURITIES

  The Board of Directors has fixed the close of business on August 15, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual meeting. As of the record date for the Annual Meeting, there were outstanding 8,500,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), the only class entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held by such person.

                          PRINCIPAL STOCKHOLDERS AND
                         STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth information with respect to the shares of Common Stock owned of record and beneficially by (i) all persons who own of record or are known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company and each executive officer named in the Summary Compensation Table, and
(iii) all directors and present executive officers of the Company as a group.

          NAME AND ADDRESS OF               AMOUNT AND NATURE OF      PERCENT
            BENEFICIAL OWNER              BENEFICIAL OWNERSHIP/(1)/  OF CLASS
- ----------------------------------------  -------------------------  ---------
Timothy R. Duoos........................        4,200,500/(2)/          49.4%
6412 Lyndale Avenue South
Richfield, Minnesota 55423
Rudy Boschwitz..........................           55,000/(3)/           *
Rodney P. Burwell.......................          123,966/(3) (4)/       1.5%
Richard R. Dwyer........................           70,000/(5)/           *
Kenneth A. Macke........................           25,000/(3)/           *
Walter M. Kulas.........................           23,225/(6)/           *
All present executive officers and              4,497,691              52.26%
 directors as a group (6 persons).......

*Less than one percent (1%)

(1) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or to direct the voting of such shares, or (ii) the investment power with respect thereto, including the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares of which such person has the right to acquire beneficial ownership within 60 days. Except as otherwise stated, each person has sole voting and investment control with respect to the shares listed, and the information set forth with respect to the ownership of the Common Stock of the persons named in the table is as of July 26, 1996.

(2) Mr. Duoos has pledged 4,200,000 shares to secure the Company's obligations under its loan agreement with a commercial bank providing for a revolving line of credit. See "Change in Control" immediately below.

(3) Includes 25,000 shares that may be acquired upon exercise of certain non-qualified stock options.

(4) Includes 19,766 shares owned by trusts for the benefit of Mr. Burwell's children. Mr. Burwell disclaims beneficial ownership of these shares.

(5) Includes 12,000 shares that may be acquired upon exercise of options. Mr. Dwyer has pledged 58,000 shares to secure the Company's obligations under its loan agreement with a commercial bank providing for a revolving line of credit. See "Change in Control" immediately below.

(6) Includes 20,000 shares that may be acquired upon exercise of options.

CHANGE IN CONTROL

  On October 19, 1994, Timothy R. Duoos purchased 4,200,000 shares of Common Stock from SNG Acquisition Company, Inc., a wholly-owned subsidiary of General Host Corporation. Such shares constitute approximately 49.4% of the total issued and outstanding Common Stock. The purchase price for the shares was $4,200,000, consisting of cash and the proceeds of a loan in the principal amount of $1,500,000 from American National Bank and Trust Company, Chicago, Illinois ("ANB"). In connection with the change in control, on October 31, 1994, the then serving members of the Company's Board of Directors resigned, and Mr. Duoos and his nominees, Rudy Boschwitz, Rodney P. Burwell and Richard R. Dwyer, became directors of the Company.

  Also, on October 19, 1994, the Company and its subsidiaries entered into a loan and security agreement with ANB providing for a line of revolving credit (the "Loan Agreement") which matures in October 1997. As a condition to obtaining the Loan Agreement, Timothy R. Duoos, the Chairman of the Board and Chief Executive Officer, and Richard R. Dwyer, the President, agreed to pledge to ANB 50.1% of the issued and outstanding Common Stock of the Company. Mr. Duoos has pledged 4,200,000 shares to ANB pursuant to this requirement. On October 14, 1994, the Company's Compensation Committee granted an option to Mr. Dwyer covering 50,000 shares of Common Stock. Under the terms of the stock option agreement with Mr. Dwyer, the option immediately vested and became exercisable by Mr. Dwyer at a per share exercise price equal to $1.94, the fair market per share value of the Common Stock on the date of grant. Mr. Dwyer has exercised options to purchase 38,000 shares of Common Stock, which shares have been pledged, along with 20,000 additional shares of Common Stock owned by Mr. Dwyer, to secure the Company's borrowings under the Loan Agreement.

                             ELECTION OF DIRECTORS
                                   (ITEM 1)

  At the Annual Meeting, five directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The Company's Bylaws provide that the number of persons constituting the full Board of Directors of the Company shall be five members. All nominees are currently directors of the Company. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

  To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to be voted at the Annual Meeting. The persons named in the Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of the nominees named below as directors for the term beginning with the date of the Annual Meeting and expiring on the date of the 1997 Annual Meeting of Stockholders, or until their successors may be duly elected and qualified. If any nominee becomes unavailable for any reason, the persons named in the Proxy may vote for substitute nominees selected by the Board. Stockholders may not cumulate their votes with regard to the election of directors. Additional information regarding the five nominees for election as directors of the Company is set forth immediately below.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

NOMINEES

  RUDY BOSCHWITZ, age 65, has served as a director of the Company since October 31, 1994. Mr. Boschwitz serves as Chairman of the Board of Directors of Home Valu, Inc., a retailer of home improvement products headquartered in Minneapolis, Minnesota. Mr. Boschwitz also serves as a member of the Boards of Directors of Chicago Mercantile Exchange and TCF Bank. Mr. Boschwitz served as United States Senator from the State of Minnesota from 1978 to 1990, and is presently a candidate for the United States Senate.

  RODNEY P. BURWELL, age 57, has served as a director of the Company since October 31, 1994. Mr. Burwell also serves as the Chairman of the Board of Directors of Xerxes Corporation, a manufacturer of underground storage containers located in Minneapolis, Minnesota, and has served as its Chief Executive Officer since 1969. Mr. Burwell is also a member of the Boards of Directors of Children's Broadcasting Corporation and Vaughn Communications.

  TIMOTHY R. DUOOS, age 40, has served as the Chairman of the Board of the Company since October 31, 1994, and Chief Executive Officer of the Company since November 18, 1994. Mr. Duoos is also the principal stockholder of Lyndale Garden Center, Inc., a regional retailer of lawn and garden products, located in Minneapolis, Minnesota, and has served as the Chairman of the Board of Directors of Lyndale Garden Center, Inc. since October 1986.

  RICHARD R. DWYER, age 42, has served as a director of the Company since October 31, 1994, and President of the Company since November 18, 1994. Prior to joining the Company, Mr. Dwyer served as President of Lyndale Garden Center, Inc. from December 1990 to October 1994. From April 1985 through September 1990, Mr. Dwyer was a partner with the accounting firm of Ernst & Young.

  KENNETH A. MACKE, age 57, has served as a director of the Company since April 11, 1995. Mr. Macke served as the Chairman of the Board and Chief Executive Officer of Dayton Hudson Corporation, a national retailing company, from July 1984 to April 1994. Mr. Macke currently is a general partner of Macke Partners, a private venture capital and investment company located in Golden Valley, Minnesota. Mr. Macke also serves on the Boards of Directors of General Mills, Inc., Unisys Corporation and First Bank System, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors has three standing committees, the Executive Committee, the Audit Committee and the Compensation Committee.

  Executive Committee. The Executive Committee directs and manages the business affairs of the Company in the intervals between meetings of the Board of Directors. The Executive Committee is empowered to act in lieu of the Board of Directors on any matter except those matters for which the Board of Directors has specifically reserved authority to itself and those matters specifically reserved to the full Board pursuant to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of the Company. The Executive Committee presently consists of Messrs. Duoos, Dwyer and Boschwitz.

  Audit Committee. The Audit Committee reviews the professional services and independence of the Company's certified public accountants, the plan and results of the Company's internal audits, and the Company's accounts, procedures and internal controls and recommends the Company's independent public accountants. The Audit Committee met one time during fiscal year 1996. The Audit Committee presently consists of Mr. Boschwitz.

  Compensation Committee. The Compensation Committee determines matters regarding the compensation of officers of the Company. The Compensation Committee met one time during fiscal 1996. The Compensation Committee presently consists of Messrs. Duoos and Burwell. Mr. Duoos is the Chief Executive Officer of the Company.

MEETINGS OF THE BOARD OF DIRECTORS

  During fiscal 1996, the Board of Directors held six meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which he was a director and (ii) the total number of meetings held by all committees on which he served (during the period that he served).

COMPENSATION OF DIRECTORS

  Directors Fees. Directors of the Company who are not employees of the Company receive $300 for each Board of Directors or committee meeting attended, whether by teleconference or in person, plus reasonable expenses incurred in the performance of their duties.

  Stock Options. Pursuant to the 1991 Stock Option Plan (the "Stock Option Plan") each non-employee director is automatically granted, on the day following the annual meeting of stockholders, non-qualified stock options to purchase 3,000 shares of the Company's Common Stock. The exercise price for such options is the fair market value on the date the option is granted. Each option becomes fully exercisable six months after the date of grant. No options were granted to the non-employee directors of the Company under the 1991 Stock Option Plan during the last fiscal year. By resolution of the Board of Directors adopted at a meeting of the Board held on March 6, 1995, and thereafter approved by the Company's stockholders on November 9, 1995, the Stock Option Plan was suspended with respect to the provisions for non-employee directors until the day following the annual meeting of stockholders held during the 1998 calendar year, or until such earlier date, if any, as the Board of Directors may reinstate the Stock Option Plan for all or some of its non-employee directors.

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                                       5

                       EXECUTIVE OFFICERS OF THE COMPANY

CURRENT EXECUTIVE OFFICERS

  The current executive officers of the Company, their respective ages, positions held and tenure as officers are as follows:



                                                                    Officer of
                                       Position(s) Held             the Company
           Name              Age       with the Company                Since
           ----              ---       ----------------            -------------
Timothy R. Duoos...........   40  Chief Executive Officer and      November 1994
                                  Chairman of the Board of
                                  Directors

Richard R. Dwyer...........   42  President and Secretary          October 1994

Walter M. Kulas............   50  Vice President                   January 1993


BUSINESS EXPERIENCE

  Information concerning the business experience of Messrs. Duoos and Dwyer is provided under the section entitled "Election of Directors."

  Walter M. Kulas has served as Vice President of the Company since January 1993. Mr. Kulas served as Vice President of Wolfe Nursery and Director of Sunbelt Operations from January 1992 to January 1993 and in various management positions for the Company from December 1988 to January 1992.

                            EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors historically has established the compensation of the executive officers of the Company. Since October 31, 1994, the Compensation Committee has consisted of Rodney P. Burwell, Chairman, and Timothy R. Duoos. Mr. Burwell is not an employee of the Company. Mr. Duoos is the Chief Executive Officer of the Company.

  Compensation of executive officers has historically consisted of salary, annual bonus and long-term compensation in the form of stock options. The Company strives to establish levels of compensation that attract, retain and motivate executives and that are designed to reward strong financial performance of the Company and enhance stockholder value through awards of stock-based plans. Compensation of executive officers during the 1996 fiscal year consists solely of salary. The Company will consider bonus and long-term compensation plans in the future, depending upon the Company's return to profitability and improvements in financial condition.

  The salary of the Chief Executive Officer and other executive officers for the past fiscal year was based upon a review of past corporate and individual performance. In evaluating corporate performance for the 1996 fiscal year, consideration was given to the Company's losses, factors (such as weather) that affected the Company's operating results, but were beyond the control of management, and actions that have been taken that are intended to enable the Company to achieve improved financial performance in the future. In addition to corporate performance, consideration was given to individual efforts and achievements and the level of individual contribution to the overall performance of the Company. Based on these factors, most specifically the Company's financial performance in fiscal 1996, salaries of all executive officers were maintained during the 1996 fiscal year. Mr. Duoos abstained from the vote approving his salary as the Company's Chief Executive Officer.

  Long-term incentives for the Company's executive officers are provided through awards under the Stock Option Plan. Awards under the 1991 Stock Option Plan are designed to increase stockholder value by providing value to executives only when there is an increase in value to all stockholders. Specific formulae have not been used for the determination of option grants, but consideration is given to the number of stock options outstanding at the time of awards. Due to the Company's financial performance, no stock options were awarded to the Company's executives in fiscal 1996.

                                         Timothy R. Duoos
                                         Rodney P. Burwell, Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Timothy R. Duoos, the Company's Chief Executive Officer, is also a member of the Compensation Committee of the Board of Directors. In connection with the Company's loan agreement with American National Bank and Trust Company, Chicago, Illinois (the "Bank") dated October 1994, Mr. Duoos agreed to personally guarantee the repayment of all amounts borrowed by the Company from the Bank pursuant to the Company's revolving line of credit. In consideration therefore, the Company has agreed to pay Mr. Duoos an annual loan guarantee fee of $60,000. As of January 28, 1996, the total amount of indebtedness borrowed by the Company under the line of credit was approximately $8,300,000.

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                                       7

COMPANY COMMON STOCK PERFORMANCE GRAPH

  Set forth below is a line graph comparing the cumulative total stockholder return on the Common Stock from the date of its initial public offering on October 4, 1991 to January 31, 1996, with the cumulative total return over the same period of the S&P 500 Index and the S&P 500 Retail-Specialty Index. As required by applicable rules of the Securities and Exchange Commission, the graph was prepared assuming (i) that $100 was invested on October 4, 1991 in each of the Common Stock, the S&P 500 Index and the S&P 500 Retail-Specialty Index and (ii) all dividends were reinvested on the ex-dividend dates.



                           [LINE CHART APPEARS HERE]




                           CUMULATIVE TOTAL RETURNS
- ----------------------------------------------------------------------------
                            10/04/91   01/92   01/93   01/94   01/95   01/96
                            --------   -----   -----   -----   -----   -----
SUNBELT NURSERY GROUP, INC.   $100     $ 81    $ 70    $ 36    $ 24    $ 28
S&P 500                       $100     $106    $118    $133    $133    $185
S&P RETAIL STORE (SPECIALTY)  $100     $102    $134    $131    $130    $121


SUMMARY COMPENSATION TABLE

  The following table sets forth a summary of the compensation paid to the Company's Chief Executive Officer(s) and the other executive officers whose total cash compensation during fiscal 1996 exceeded $100,000 ("Named Executive Officers") for services rendered by such persons to the Company and its subsidiaries in all capacities, during the past three fiscal years.



                                                                                          Long-Term
                                                       Annual Compensation               Compensation
                                              -----------------------------------   ---------------------
Name and Principal Position           Fiscal                      Other Annual            Securities            All Other
- ---------------------------            Year   Salary   Bonus    Compensation/(1)/      Underlying Options       Compensation
                                      ------  ------   -----    -----------------    ---------------------      ------------
TIMOTHY R. DUOOS                      1996   110,923     0              --                     0                       0
   Chairman of the Board and          1995    40,000     0              --                     0                       0
   Chief Executive Officer

RICHARD R. DWYER                      1996   180,000     0           14,489/(2)/               0                       0
   President                          1995    45,962     0               0                  50,000                     0

WALTER M. KULAS                       1996   123,356     0              --                      0                      0
   Vice President                     1995   109,241     0              --                   6,000                   3,414
                                      1994   118,850     0              --                      0                    3,895

(1) "Other Annual Compensation" is intended to cover forms of annual compensation that are not otherwise categorized as salary or bonus, such as perquisites. Except as otherwise stated, to the present knowledge of the Company, no Named Executive Officer received "Other Annual Compensation" in any of the past three fiscal years exceeding the threshold level for disclosure purposes, being the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer for such fiscal year.

(2)  Represents reimbursement of moving expenses for Mr. Dwyer.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information, with respect to individual grants under the Company's Stock Option Plan, or otherwise, to the Named Executive Officers during the last fiscal year.


                                                                                              Potential Realizable Value at
                              Number of          Percent of                                       Assumed Annual Rates of
                              Securities       Total Options/   Exercise                       Stock Price Appreciation for
                              Underlying        SARs Granted     of Base                               Option Term
                             Options/SARs       to Employees     Price       Expiration       ----------------------------
Name and Position              Granted          in Fiscal Year   ($/Sh)        Date                5%             10%
- -----------------            ------------       --------------   --------    ----------       -----------     ----------


Timothy R. Duoos                  -0-                 --            --           --                --            --
- -------------------------------------------------------------------------------------------------------------------------
Richard R. Dwyer                  -0-                 --            --           --                --            --
- -------------------------------------------------------------------------------------------------------------------------
Walter M. Kulas                   -0-                 --            --           --                --            --
=========================================================================================================================


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

  The following table provides information with respect to the exercise of options by the Named Executive Officers during the last fiscal year and the value of unexercised stock options held as of the end of the fiscal year.

                                                                       Number of Securities      Value ($) of Unexercised
                                 Shares                               Underlying Unexercised      In-the-Money Options at
                              Acquired on      Value ($) Realized       Options at 1-28-96          1-28-96 Exercisable/
     Name                       Exercise          Upon Exercise       Exercisable/Unexercisable      Unexercisable(1)
- ----------------              -----------      ------------------     -------------------------   ------------------------

Timothy R. Duoos                  -0-                 -0-                        None                        -0-
- --------------------------------------------------------------------------------------------------------------------------

Richard R. Dwyer                  -0-                 -0-                      12,000/-0-                    N/A
- --------------------------------------------------------------------------------------------------------------------------

Walter M. Kulas                   -0-                 -0-                      20,000/-0-                    N/A
==========================================================================================================================

(1) Value realized is calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options. Because the market price of the Company's Common Stock on January 28, 1996 was less than the option exercise price, none of the exercisable options listed herein were "in-the-money."

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   During the 1996 fiscal year, the Company paid approximately $93,000 to two travel service companies located in Minneapolis, Minnesota, for transportation services provided to the Company's employees. Mr. Duoos, the Company's Chairman of the Board and Chief Executive Officer, is an owner in such travel service companies.

  In September 1995, Mr. Duoos loaned the Company $600,000 to be repaid on or before October 31, 1995. The interest charged under the loan was 10.25%, the same interest rate paid by the Company to the Bank under its revolving line of credit. On October 27, 1995, the loan and accrued interest of $7,000 was repaid by the Company to Mr. Duoos.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected Price Waterhouse LLP as independent accountants to audit the books, records and accounts of the Company for fiscal year 1997. Additionally, pursuant to a resolution of the Board of Directors of the Company dated August 1, 1996, the Company changed its fiscal year end from the Sunday nearest to January 31 to the Sunday nearest to June 30. The Company will file a transition report on Form 10-Q for the five month period ended June 30, 1996. Price Waterhouse will audit the financial statements for the for the five month period ended June 30, 1996 and the twelve month period ending June 30, 1997, which will be included in the annual report on Form 10-K dated June 30, 1997. Price Waterhouse has served as the Company's independent accountants since 1984, and is, therefore, familiar with the affairs and financial procedures of the Company. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity other than as independent accountants.

  Audit and audit related services performed by Price Waterhouse LLP during the fiscal year ended January 28, 1996 included the audit of the annual financial statements of the Company.

  A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to answer appropriate questions and will also have an opportunity to make a statement should such representative so desire.

               STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

  If a stockholder intends to submit a proposal for presentation at the 1997 Annual Meeting, such proposal must be received by the Company at its principal executive offices on or before July 1, 1996, in order to be considered for inclusion in the Proxy Statement and Proxy relating to such Meeting.

                                    GENERAL

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the applicable national stock exchange. Executive officers, directors and beneficial owners in excess of ten percent (10%) of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners in excess of ten percent (10%) were complied with, except that Mr. Boschwitz failed, on a single occasion, to timely file a notice of change in his ownership of Common Stock (Form 4) with respect to a transaction in the Common Stock occurring in November 1995.

FORM 10-K

  The Company will furnish without charge to each person whose Proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended January 28, 1996, as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests for copies of such report should be directed to Richard R. Dwyer, President, Sunbelt Nursery Group, Inc., 500 Terminal Road, Fort Worth, Texas 76106.

  Please date, sign and return the enclosed Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further mailings.

                              By Order of the Board of Directors




                              /s/  RICHARD R. DWYER
                              --------------------------------
                                   Richard R. Dwyer, President

                                   P R O X Y
                                   P R O X Y
SUNBELT NURSERY GROUP, INC.      ANNUAL MEETING - OCTOBER 17, 1996
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints TIMOTHY R. DUOOS and RICHARD R. DWYER and each of them, proxies (the "Proxies") with full power of substitution to vote as set forth herein all the shares of the Common Stock of SUNBELT NURSERY GROUP, INC. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 1:00 p.m. local time on Thursday, October 17, 1996, at the offices of the Company at 500 Terminal Road, Fort Worth, Texas 76106, and at any adjournment(s) or postponement(s) thereof.

1.ELECTION OF DIRECTORS
  RUDY BOSCHWITZ, RODNEY P. BURWELL, TIMOTHY R. DUOOS, RICHARD R. DWYER AND KENNETH A. MACKE

  [_] VOTE FOR all nominees listed above    [_] WITHHOLD AUTHORITY to vote for
  (except as written to the contrary below)     all nominees listed above

  TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE SUCH NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

  -----------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote as described in the Proxy Statement upon such other business as may properly come before the Annual meeting and any adjournment(s) or postponement(s) thereof.


             (Continued and to be signed and dated on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED; IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED FOR THE ELECTION OF DIRECTORS.

                                             Dated: _____________________, 1996

                                             __________________________________
                                                         Signature

                                             __________________________________
                                                Signature (if jointly held)

                                             IMPORTANT: Signature(s) must cor-
                                             respond exactly with the name(s)
                                             as they appear on the stock rec-
                                             ord book of the Company. Each
                                             joint owner shall sign. Execu-
                                             tors, administrators, trustees,
                                             etc. should give full title as
                                             such.

   PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE